Exhibit 3.3

This Space For Filing Use Only

A $70.00 filing fee must accompany this form.
IMPORTANT – Read Instructions before completing this form.
ENTITY NAME (End the name with the words “Limited Liability Company,” “Ltd. Liability Co.,” or the abbreviations “LLC” or “L.L.C.”)
1. NAME OF LIMITED LIABILITY COMPANY CKE Distribution, LLC
PURPOSE (The following statement is required by statute and may not be altered.)

2.       THE PURPOSE OF THE LIMITED LIABILITY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.

INITIAL AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside In California and both items 3 and 4 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 3 must be completed (leave item 4 blank).
3. NAME OF THE INITIAL AGENT FOR SERVICE OF PROCESS Corporation Service Company which will do business In California as CSC Lawyers Incorporating Service
4. IF AN INDIVIDUAL, THE ADDRESS OF THE INITIAL AGENT FOR SERVICE OF PROCESS IN CALIFORNIA			CITY	STATE	ZIP CODE

2730 Gateway Oaks Drive, Suite 100		Sacramento		CA	95833
MANAGEMENT (Check only one)
5. THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY: (CHECK ONLY ONE) ☐ ONE MANAGER ☐ MORE THAN ONE MANGER ☒ ALL LIMITED LIABLITY COMPANY MEMBER(S)
ADDITIONAL INFORMATION
6. ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.
EXECUTION
7. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND NEED.
2/9/06
	SIGNATURE OF ORGANIZER			DATE

Stephen T. Freeman
TYPE OR PRINT NAME OF ORGANIZER
RETURN TO (Enter the name and the address of the person or firm to whom a copy of the filed document should be returned.)
8. NAME	é Stephen T. Freeman, Esq. ù
FIRM	Stradling Yocca Carlson & Rauth
ADDRESS	660 Newport Center Drive, Suite 1600
CITY/STATE	ë Newport Beach, CA 92660 û
LLC-1(REV 03/2005)		APPROVED BY SECRETARY OF STATE

DOCSOC/1153285v1/018211-0000	American LegalNet, Inc. www.USCourtForms.com